Pension And Other Employee Benefit Plans	12 Months Ended
Dec. 31, 2011
Pension And Other Employee Benefit Plans [Abstract]
Pension And Other Employee Benefit Plans

25.    Pension and Other Employee Benefit Plans

Pension

We fund the pensions of certain employees based in Ireland through two defined benefit plans. These plans were closed to new entrants from March 31, 2009, and a defined contribution plan was established for employees in Ireland hired after this date.

In general, on retirement, eligible employees in the staff scheme are entitled to a pension calculated at 1/60th (1/52nd for the executive scheme) of their final salary for each year of service, subject to a maximum of 40 years. These plans are managed externally and the related pension costs and liabilities are assessed in accordance with the advice of a qualified professional actuary. The investments of the plans at December 31, 2011 consisted of units held in independently administered funds.

The change in projected benefit obligation at December 31 of each year consisted of the following (in millions):

	2011	2010
Projected benefit obligation at January 1	$97.3	$87.5
Service cost	3.4	3.2
Interest cost	4.6	4.2
Plan participants' contributions	1.5	1.7
Actuarial loss	6.7	7.8
Benefits paid and other disbursements	(1.6)	(1.3)
Curtailment gain	(8.8)	—
Foreign currency exchange rate changes	(3.4)	(5.8)

Projected benefit obligation at December 31	$99.7	$97.3

The changes in plan assets at December 31 of each year consisted of the following (in millions):

	2011	2010
Fair value of plan assets at beginning of year	$77.4	$71.3
Actual (loss)/gain on plan assets	(2.7)	7.4
Employer contribution	16.2	3.0
Plan participants' contributions	1.5	1.7
Benefits paid and other disbursements	(1.6)	(1.4)
Foreign currency exchange rate changes	(3.3)	(4.6)

Fair value of plan assets at end of year	$87.5	$77.4

Unfunded status at end of year	$(12.2)	$(19.9)
Unamortized net actuarial loss in accumulated OCI	37.0	32.8
Unamortized prior service cost in accumulated OCI	0.3	0.6

Net amount recognized	$25.1	$13.5

Amounts recognized in the Consolidated Balance Sheet at December 31 of each year consisted of the following (in millions):

	2011	2010
Unfunded status — non-current liability	$(12.2)	$(19.9)
Accumulated OCI	37.3	33.4

Net amount recognized	$25.1	$13.5

Net periodic pension cost for the years ended December 31 of each year consisted of the following (in millions):

	2011	2010	2009
Service cost	$3.4	$3.2	$3.1
Interest cost	4.6	4.2	3.7
Expected return on plan assets	(5.0)	(4.9)	(3.5)
Amortization of net actuarial loss	1.4	1.2	1.3
Amortization of prior service cost	0.2	—	0.1

Net periodic pension cost	$4.6	$3.7	$4.7

The divestment of the EDT business on September 16, 2011 resulted in the cessation of the pension accrual for the EDT active members of the plans. This resulted in a reduction in the actuarial present value of the projected benefit obligation and a resultant curtailment gain as the link to future pensionable salary increases was broken for these active members. The curtailment gain of $8.8 million has been recorded against the unamortized net actuarial loss in OCI.

The weighted-average assumptions used to determine net periodic pension cost and benefit obligation at December 31 of each year were:

	2011	2010
Discount rate	4.3%	4.7%
Expected return on plan assets	5.5%	6.2%
Rate of compensation increase	3.4%	3.5%

The discount rate of 4.3% at December 31, 2011, was determined by reference to yields on high-quality fixed-income investments, having regard to the duration of the plans' liabilities. The average duration of both defined benefit plans is greater than 20 years. Since no significant market exists for high-quality fixed income investments in Ireland and, following the crisis in the credit markets, the number of AA-rated corporate bonds with long durations is limited, the assumed discount rate of 4.3% per annum at December 31, 2011, was determined based on a yield curve derived by reference to government bonds with an added corporate bond spread derived from the Merrill Lynch 10+ AA corporate bond index.

In Ireland, post-retirement mortality rates are calculated using 62% of the mortality rates of the PNML00 mortality tables for males and 70% of the mortality rates of the PNFL00 mortality tables for females. To make an allowance for expected future increases in average life expectancy, plan benefit obligations for each plan member are increased by 0.39% per annum to retirement age. This approach to post-retirement mortality is used in the standard transfer value basis set out in Actuarial Standard of Practice ASP Pen-2, issued by the Society of Actuaries in Ireland.

The average life expectancy in years of a current pensioner retiring at the age of 65:

	2011	2010
Females	23.4	23.3
Males	21.7	21.6

The average life expectancy in years of a pensioner retiring at the age of 65 in 10 years:

	2011	2010
Females	24.4	24.3
Males	22.6	22.5

The average life expectancy in years of a pensioner retiring at the age of 65 in 20 years:

	2011	2010
Females	25.3	25.2
Males	23.5	23.4

At December 31, 2011, the impact of certain changes in the principal assumptions on the projected benefit obligation, service cost and net periodic pension cost is as follows (in millions):

	Increase/(decrease) in Projected Benefit Obligation	Increase/(decrease) in Service Cost	Increase/(decrease) in Net Periodic Pension Cost
Increase of 0.25% in discount rate	$(6.8)	$(0.1)	$(0.6)
Decrease of 0.25% in discount rate	7.4	0.1	0.6
Increase of 0.25% in salary and inflation rates	7.0	0.1	0.9
Decrease of 0.25% in salary and inflation rates	(6.5)	(0.1)	(0.9)
Increase of one year in life expectancy	2.8	—	0.4
Decrease of one year in life expectancy	(2.8)	—	(0.4)
Increase of 0.25% in pension increase assumption	2.7	—	0.3
Decrease of 0.25% in pension increase assumption	(2.5)	—	(0.3)

The weighted-average asset allocations at December 31 of each year by asset category consisted of the following:

	2011	2010
Equities	47.1%	60.2%
Bonds	18.5%	20.7%
Property	0.7%	0.9%
Cash	13.3%	0.0%
Absolute return fund	20.4%	18.2%

Total	100.0%	100.0%

The investment mix of the pension plans' assets is biased towards equities, with a diversified domestic and international portfolio of shares listed and traded on recognized exchanges.

The long-term asset allocation ranges of the trusts are as follows:

Equities	60%-80%
Bonds	10%-40%
Property	0%-10%
Other	0%-10%

A portion of the assets are allocated to low-risk investments, which are expected to move in a manner consistent with that of the liabilities. The balances of the assets are allocated to performance-seeking investments designed to provide returns in excess of the growth in liabilities over the long term. The key risks relating to the plan assets are as follows:

•

Interest rate risk — the risk that changes in interest rates result in a change in value of the liabilities not reflected in the changes in the asset values. This risk is managed by allocating a portion of the trusts' assets to assets that are expected to behave in a manner similar to the liabilities.

•

Inflation risk — the risk that the inflation-linked liabilities of salary growth and pension increases increase at a faster rate than the assets held. This risk is managed by allocating a portion of the plans' to investments with returns that are expected to exceed inflation.

•

Market risk — the risk that the return from assets is not sufficient to meet liabilities. This risk is managed by monitoring the performance of the assets and requesting regular valuations of the liabilities. A professionally qualified actuary performs regular valuations of the plans and the progress of the assets is examined against the plans' funding target. Further, the assets of the plans are invested in a range of asset classes in order to limit exposure to any particular asset class or security.

•

Manager risk — the risk that the chosen manager does not meet its investment objectives, or deviates from its intended risk profile. This risk is managed by regularly monitoring the managers responsible for the investment of the assets relative to the agreed objectives and risk profile.

•

Cash flow risk — the risk that the cash flow needs of the plan requires a disinvestment of assets at an inopportune time. As part of the asset allocation strategy, the proportion of assets held by the plans in liability matching assets will explicitly consider the cash flows expected to arise in the near term.

As of December 31, 2011, the expected long-term rate of return on assets of 5.5% (2010: 6.2%) was calculated based on the assumptions of the following returns for each asset class:

	2011	2010
Equities	7.0%	7.3%
Property	6.0%	6.3%
Bonds	3.5%	3.8%
Cash	2.0%	2.1%
Absolute return fund	6.0%	5.5%

As of December 31, 2011, the assumed return on equities has been derived as the assumed return on bonds plus an assumed equity risk premium of 3.5% (2010: 3.5%).

As of December 31, 2011, the expected return on property has been chosen by allowing for a property risk premium of 2.5% (2010: 2.5%) above the expected return on bonds.

The expected government bond returns are set equal to the yield on the government bonds of appropriate duration as at the date of measurement.

The investment in an absolute return fund aims to provide an absolute return with a lower volatility than the target returns.

The following table sets forth the fair value of our pension plan assets, as of December 31, 2011 (in millions):

	Quoted Prices in Active Markets	Other Observable Inputs	Unobservable Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Equities	$41.2	$—	$—	$41.2
Bonds	16.2	—	—	16.2
Property	—	—	0.6	0.6
Cash	11.6	—	—	11.6
Absolute return fund	17.9	—	—	17.9

Total	$86.9	$—	$0.6	$87.5

The following table sets forth a summary of the changes in the fair value of our Level 3 pension plan assets, which were measured at fair value on a recurring basis for the year ended December 31, 2011 (in millions).

Total
Beginning balance at January 1, 2011	$0.7
Unrealized loss on property assets	(0.1)

Ending balance at December 31, 2011	$0.6

All properties in the fund are valued by independent valuers in accordance with the Royal Institute of Chartered Surveyors Valuation Standards by forecasting the returns of the market at regular intervals. These forecasts have regard to the output from a proprietary quantitative model, the inputs to which include gross national product growth, interest rates and inflation.

The total accumulated benefit obligation for the defined benefit pension plans was $95.0 million at December 31, 2011 (2010: $82.2 million).

At December 31, 2011, the total estimated future benefit payments to be paid in respect of the plans for the period of 2012-2016 is approximately $1.6 million per annum. The total estimated future benefit payments to be paid in the period of 2017-2021 is approximately $4.1 million per annum. We expect to contribute approximately $2.7 million to our defined benefit plans in 2012.

The expected benefits to be paid are based on the same assumptions used to measure our benefit obligation at December 31, 2011, including the expected future employee service.

As of December 31, 2011, we expect to recognize $1.6 million of the unamortized net actuarial loss that is included in accumulated OCI at December 31, 2011, during 2012.

Defined Contribution Retirement Plans

We operate a number of defined contribution retirement plans. The costs of these plans are charged to the Consolidated Statement of Operations in the period they are incurred. For 2011, total expense related to the defined contribution plans was $3.6 million (2010: $4.5 million; 2009: $5.0 million).

Employee Savings and Retirement Plan 401(k)

We maintain a 401(k) retirement savings plan for our employees based in the United States. Participants in the 401(k) plan may contribute up to 80% of their annual compensation (prior to January 1, 2010, participants could contribute up to 100% of their annual compensation), limited by the maximum amount allowed by the IRC. We match 3% of each participating employee's annual compensation on a quarterly basis and may contribute additional discretionary matching up to another 3% of the employee's annual qualified compensation. Our matching contributions vest immediately. For 2011, we recorded $3.2 million (2010: $4.0 million; 2009: $4.7 million) of expense in connection with the matching contributions under the 401(k) plan.

Irish Defined Contribution Plan

We operate a defined contribution plan for employees based in Ireland who joined the Company on or after April 1, 2009. Under the plan, we contribute up to 15% of each participating employee's annual eligible income on a monthly basis. For 2011, we recorded $0.4 million (2010: $0.5 million; 2009: $0.1 million) of expense in connection with the matching contributions under the Irish defined contribution plans.